EIGHTH AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


	THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED REVOLVING
CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into, effective as of this 30th day of September, 1999, by and among BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAM"), BALDWIN TECHNOLOGY
LIMITED, a Bermuda corporation ("BTL" and together with BAM, the "Borrowers"), BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation ("Baldwin" and together with the Borrowers, the "Credit Parties"), BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Agent ("Bank of America" or the "Agent"), BANK OF AMERICA, N.A., as a Lender, and BANKBOSTON, N.A. (successor in interest to Bank of Boston Connecticut), as a Lender ("BankBoston").

W I T N E S S E T H:

	WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain  Amended and Restated Revolving Credit Agreement dated as of December
31, 1995 (as heretofore or hereafter amended, modified, supplemented, amended and restated or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain revolving credit loans to the Borrowers; and

	WHEREAS, the parties hereto desire to further amend the Credit Agreement in the manner herein set forth;

	WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement (the "Amendments");

	WHEREAS, in consideration for the Borrowers' acknowledgment and acceptance of the terms of this Amendment Agreement, the Agent and Lenders are willing to make the Amendments;

	NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

	1.	Definitions. The term "Credit Agreement" or "Agreement" (as the case may be)
as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified, supplemented, amended and restated or replaced from time to time as permitted thereby.  Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

	2.	Credit Agreement Amendments.  Subject to the conditions hereof, the Credit
Agreement is hereby amended as set forth below.  The amendments contained in
Sections 2(a), (c) and (d) hereof shall be effective as of September 30, 1999 and the amendment contained in Section 2(b) hereof shall be effective as of
November 4, 1999.

	(a)	The definition of "1999 Special Charges" in Section 1.1 is hereby deleted in its entirety and the following is inserted in replacement thereof:

	"1999 Special Charges" means special charges to income taken by Borrowers during the four consecutive Fiscal Quarter periods ending March 31, 1999 and June 30, 1999 in the amounts not to exceed $2,400,000 and $900,000, respectively, which special charges relate to (a) claims associated with Baldwin's former pre-press operations or (b) staff layoffs and plant closings."

	(b)	The definition of "Applicable Margin" in Section 1.1 is hereby deleted in its entirety and the following is inserted in replacement thereof:

	"Applicable Margin" means the margin set forth below opposite the applicable Consolidated Indebtedness for Money
Borrowed/Cash Flow Ratio with respect to the LIBOR Loans:

		Consolidated Indebtedness for	Applicable
		Money Borrowed/Cash Flow Ratio 	Margin

			Less than 2.00 to 1.00	1.375%

			Less than or equal to 	1.625%
			2.50 to 1.00 and greater
			than or equal to 2.00
			to 1.00

			Less than or equal to	1.875%
			3.00 to 1.00 and greater
			than 2.50 to 1.00

			Less than or equal to	2.125%
			3.50 to 1.00 and greater
			than 3.00 to 1.00

			Greater than 3.50 to 1.00 	2.375%

The Applicable Margin shall be adjusted on each Rate Change Date based upon the Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio for the period comprised of the four consecutive Fiscal Quarters ended on the immediately preceding Calculation Date, to be the margin set out above opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio. Such change in the Applicable Margin shall be applicable to all LIBOR Loans extended, renewed, continued or converted on or after such Rate Change Date. If Consolidated Cash Flow shall be equal to or less than zero for any period of calculation of the Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio, the Applicable Margin shall be the highest percentage set forth above for such period."

	(c)	The definition of "Consolidated Fixed Charge Ratio" in Section 1.1 of the
Credit Agreement is hereby amended by deleting the following clause:

	"provided further that for the purposes of calculating the Consolidated Fixed Charge Ratio for the period of the four consecutive Fiscal Quarters ended June 30, 1999, the effect of the 1999 Special Charges shall also be excluded;"

and inserting the following in replacement thereof:

	"provided further that for the purposes of calculating the Consolidated Fixed Charge Ratio, the effect of the 1999 Special
Charges shall also be excluded;"

	(d)	Section 8.1(d) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

	"(d)	Fixed Charge Ratio.  Permit the Consolidated
Fixed Charge Ratio for any period to be less than 1.15 to 1.00.

	The foregoing notwithstanding, if at any time after September 30, 1999, any current maturities of Funded Debt related to the Senior Note Documents are prepaid, extended or altered in any respect such that they no longer qualify or are no longer categorized as current maturities of Funded Debt, then the required minimum Consolidated Fixed Charge Ratio shall thereafter be 2.50 to 1.00, provided that if all current maturities with respect to the Senior Note Documents subsequently qualify, and are categorized, as current maturities of Funded Debt, then the required minimum Consolidated Fixed Charge Ratio shall revert to the applicable level set forth above."

	3.	Representations and Warranties.  Each Credit Party hereby certifies that:

(a) 	  The representations and warranties made by each Credit Party in Article
VI of the Credit Agreement are true on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof.

(b) 	  There has been no material change in the condition, financial or otherwise, of Baldwin, any Borrower or any of their respective Subsidiaries since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement;

(c)	  The business and properties of each Credit Party and any of their respective Subsidiaries are not, and since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

(d)	  No event has occurred and no condition exists which, upon the effectiveness of the amendments contemplated hereby, will constitute a Default or an Event of Default on the part of any Credit Party under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

	4.	Conditions Precedent. The effectiveness of this Amendment Agreement is subject to  the receipt by the Agent of (a) five (5) counterparts of this
Amendment Agreement duly executed by all signatories hereto and (b) all fees payable by the Borrowers to the Agent and the Lenders on or before the date hereof.

	5.	Entire Agreement.  This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except in accordance with the terms of the Credit Agreement.

	6.	Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan
Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

	7.	Counterparts.  This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

	8.	Credit Agreement and Other Loan Documents.  All references in any of the
Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

	9.	Reimbursement.  The Borrowers agree to reimburse the Agent and the Lenders for all costs and out-of-pocket expenses, including attorneys' fees, incurred in connection with the preparation, execution, and delivery of this Amendment
Agreement.


[Signature pages follow.]

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


						BORROWERS AND CREDIT PARTIES:

BALDWIN AMERICAS CORPORATION, as Borrower and Credit Party


By: ____________________________________________
Name:  __________________________________________
Title:___________________________________________


BALDWIN TECHNOLOGY LIMITED, as Borrower and
Credit Party

 						By: ____________________________________________
						Name:  __________________________________________
						Title: ___________________________________________


						BALDWIN TECHNOLOGY COMPANY, INC., as Credit 						Party

						By:_____________________________________________
						Name: __________________________________________
						Title:___________________________________________



						AGENT:

BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Agent for the Lenders


 						By:  ____________________________________________
						Name:__________________________________________
						Title:___________________________________________














						LENDERS:

BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Lender


 						By: ___________________________________________
						Name:_________________________________________
						Title:__________________________________________


BANKBOSTON, N.A., successor in interest to Bank of Boston Connecticut, as Lender


 						By: ____________________________________________
						Name:__________________________________________
						Title:___________________________________________































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